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                                                                   EXHIBIT 10.34


                          NOTICE OF DEBT OFFERING AND

                         WAIVER OF REGISTRATION RIGHTS


                                 June __, 1998


Exodus Communications, Inc.
2650 San Tomas Expressway
Santa Clara, California 95051

TO ALL HOLDERS OF REGISTRATION RIGHTS FOR SHARES OF EXODUS COMMUNICATIONS, INC.:

     This is to notify you that Exodus Communications, Inc. (the "Company") intends to file a Registration Statement with the Securities and Exchange Commission (the "SEC") in _____, 1998, in conjunction with a proposed debt offering (the "Offering") of shares of Common Stock (the "Common Stock"). The Offering is currently planned to occur in June, 1998, although there can be no assurance regarding its exact timing.

     In connection with the proposed Offering and as an inducement for Goldman Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation, and _________, as representatives (the "Representatives") of the several underwriters, to enter into an underwriting agreement with the Company, the undersigned hereby waives any registration rights relating to the securities of the Company which the undersigned may have with respect to the Offering, pursuant to that certain Second Amended and Restated Investors' Rights Agreement dated June 25, 1997, as amended December 15, 1997 (the "Agreement"), or any other agreement or arrangement. The undersigned also waives any notice period requirements with respect to any such registration rights.

     The undersigned acknowledges that pursuant to Section 4.7 of the Agreement, the waiver of registration rights and the notice period by the holders of two-thirds (2/3) of the Registrable Securities (as defined in the Agreement) then outstanding, excluding certain shares, will waive such rights for all holders of Registrable Securities, except for the Significant Common Shareholders (as defined in the Agreement) who must each waive such registration rights and notice period on their own behalf.

     The Company has not made any public announcement of the Offering, and the Company is prohibited from doing so under regulations promulgated by the SEC, until the Company has filed the Registration Statement with the SEC. This information must remain confidential until the Company's announcement. You are urged to exercise discretion in discussing the subject matter of this letter with any person.

     The undersigned understands that the Company and the Representatives will proceed with the Offering in reliance upon this Agreement.
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Date:
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                              By:
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                              Print Name:
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                              Title:
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